Supplement Dated October 18, 2000, to
The Prospectus dated May 1, 2000, for
CORPORATE BENEFITS VARIABLE UNIVERSAL LIFE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
issued by
Security Life of Denver Insurance Company
and
Security Life Separate Account L1

This Supplement updates certain information contained in your Prospectus dated May 1, 2000. Please read it carefully and keep it with your Prospectus for future reference.

The following paragraphs are hereby added after the sixth paragraph of the "Distribution of the Policies" section on page 38:

"Effective November 1, 2000, the distribution allowance during the first policy year is 17.50% of premium we receive up to the target premium. In each of policy years two through four, the distribution allowance is 8.75% of the premium we receive up to target. In each of policy years five through ten, the distribution allowance is 2% of premium we receive up to target premium. Some broker-dealers receive a slightly lower distribution allowance because we provide them with greater marketing and administrative support.
In addition, we make annual renewal payments to the broker-dealer based on a percentage of each policy's net account value. These payments are 0.2% in policy years one through ten and 0.1% in all later policy years. We also pay wholesaler fees or marketing and training allowances."

* * * * * * * * * * * * * * * * *

Corporate Benefits  Page 1 of 1